SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                               July 15, 1999


                     HOME PROPERTIES OF NEW YORK, INC.
          (Exact name of Registrant as specified in its Charter)


MARYLAND                         1-13136                          16-1455126
(State or other jurisdiction of  (Commission file number)         (I.R.S. Employer Identification
incorporation or organization                                     Number)

                            850 CLINTON SQUARE
                         ROCHESTER, NEW YORK 14604
                 (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                              Not applicable
       (Former name or former address, if changed since last report)

                     HOME PROPERTIES OF NEW YORK, INC.

                              CURRENT REPORT
                                ON FORM 8-K



Home Properties of New York, L.P. (the "Operating Partnership")), a New York limited partnership has acquired certain property in certain transactions which are deemed "significant acquisitions" pursuant to the regulations of the Securities and Exchange Commission governing the reporting of transactions under the Current Report on form 8-K.

Home Properties of New York, Inc. (the "Company") is the sole general partner and holder, directly and indirectly through Home Properties Trust, in which the Company holds 100% of the beneficial interests, of approximately 55% of the partnership interests in the Operating Partnership.

Item 2.    Acquisition or Disposition of Assets

On July 15, 1999, the Operating Partnership acquired the equity interests in seventeen different entities which each individually own a single asset as follows:

- Canterbury No. 1 Limited Partnership, Canterbury No. 2 Limited Partnership, Canterbury No. 3 Limited Partnership and Canterbury No. 4 Limited Partnership, all Maryland limited partnerships, which collectively own a 618 unit apartment community in White Marsh, Maryland, and whose partnership interests were formerly owned by a variety of individuals and entities.

- Chestnut Crossing Limited Partnership, a Maryland limited partnership, which owns a 432 unit apartment community in Newark, Delaware, and whose partnership interests were formerly owned by a variety of individuals and entities.

- Country Club Estates, LLC, a Maryland limited liability company, which owns a 150 unit apartment community in Glen Burnie, Maryland, and whose member interests were formerly owned by a variety of individuals and entities.

- Crainmont Limited Partnership, a Maryland limited partnership, which owns a 370 unit apartment community in Glen Burnie, Maryland, and whose partner interests were formerly owned by David C. Browne, Crainmont Corp., Estate of Jerome S. Cardin, Kanode Partnership, and Macks Operating Partnership, LLLP.

- Doub Meadow Limited Partnership, a Maryland limited partnership, which owns a 95 unit apartment community in Hagerstown, Maryland, and whose partner interests were formerly owned by Morton J. Macks, Thomas O. Frech and Earle K. Shawe.

- Falcon Crest Townhouses, LLC, a Maryland limited liability company, which owns a 396 unit apartment community in Owings Mills, Maryland, and whose member interests were formerly owned by a variety of individuals and entities.

- Harbor Exchange Limited Partnership, a Maryland limited partnership, which owns a 132 unit apartment community in Olney, Maryland, and whose partner interests were formerly owned by Camden Yard Exchange, LP and Macks Family Partnership.

- Orchard Landing Limited Partnership, a Maryland limited partnership, which owns a 132 unit apartment community in Columbia, Maryland, and whose partner interests were formerly owned by Orchard Landing Properties, Inc., Macks Meadows, LLLP, Lawrence M. Macks, Genine M. Fidler and Martha Macks.

- Owings Run Apartments Limited Partnership, a Maryland limited partnership, which owns a 270 unit apartment community in Owings Mills, Maryland, and whose partner interests were formerly owned by Owings Run Apartments, Inc., Macks Operating Properties, LLLP, Lawrence M. Macks, Josh
   E. Fidler and Martha Macks.

- Owings Run 2 Limited Partnership, a Maryland limited partnership, which owns a 234 unit apartment community in Owings Mills, Maryland and whose partner interests were formerly owned by Owings Run 2 Apartments, Inc., Macks Operating Properties, LLLP, Lawrence M. Macks, Genine Macks Fidler and Martha Macks.

- Selford Townhouses, LLC, a Maryland limited liability company, which owns a 102 unit apartment community in Baltimore, Maryland, and whose member interests were formerly owned by a variety of individuals and entities.

- Shakespeare Park Apartments limited partnership, a Maryland limited partnership, which owns an 82 unit apartment community in Randallstown, Maryland and whose partner interests were formerly owned by Morton J. Macks, Thomas O. Frech, Allegheny Homes, Inc., Morton J. Macks and Coleman Bunting, Jr.

- Timbercroft I LLC and Timbercroft III LLC, both Maryland limited liability companies, which collective own a 284 unit apartment community in Owings Mills, Maryland, and whose member interests were formerly owned by a variety of individuals and entities.

All of the above properties (the "Mid-Atlantic Portfolio"), which comprise 3,297 units in total, were previously managed by Vector Property Management, LLC ("Vector"). The Mid-Atlantic Portfolio was 97.2% occupied at the time of the acquisition and the buildings have an average age of 20 years. As part of the transaction, the Operating Partnership also acquired the entity interests in Vector, as well as other assets from an affiliated company Chesapeake Realty Management, Inc. (the "Assets").

The total consideration for the Mid-Atlantic Portfolio and the Assets was $156,500,000, consisting of operating partnership units in the Operating Partnership having an agreed upon value of approximately $29.2 million, the assumption of approximately $85.9 million of indebtedness and cash of approximately $41.4 million. The assumed mortgages carry a weighted average interest rate of 8.1% and have a weighted average maturity of 26 years. The cash consideration was funded in part from cash on hand, with the remainder financed under the Operating Partnership's line of credit, which bears interest at 125 basis points over the 30-day LIBOR rate.

None of the sellers were affiliated with the Operating Partnership, the Company, the directors or officers of the Company or any affiliate of any such director or officer. The apartment communities that comprise the Mid-Atlantic Portfolio were previously operated as multifamily apartment projects, and it is the intent of the Company and the Operating Partnership to continue to operate the projects as multifamily apartment communities. The personal property that comprises a portion of the Assets was used in connection with the management of the Mid-Atlantic Portfolio. It is the intent of the Company and the Operating Partnership to continue to use those assets for that purpose.

The consideration was negotiated with representatives of the sellers and was based on an internal analysis by the Company of the historical cash flows and fair market value of the properties and assets.

Item 7. Financial Statements and Exhibits.

           a.  Financial Statements of the business acquired:

           Audited statement of revenues and certain expenses of the Mid-Atlantic Portfolio for the year ended December 31, 1998.


           b.  Pro Forma Financial Information:

           Pro forma condensed balance sheet of the Company as of March 31, 1999 and related notes (unaudited).

           Pro forma condensed statement of operations of the Company for the three months ended March 31, 1999 and for the year ended December 31, 1998 (unaudited).


           c.  Exhibits:

           Exhibit 23.0 - Consent of PricewaterhouseCoopers LLP

           Exhibit 99 - Additional Exhibits - Form of Contribution Agreement with schedule setting forth material details in which documents differ from form.

THE MID-ATLANTIC PORTFOLIO
STATEMENT OF REVENUES AND CERTAIN EXPENSES
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS


July 1, 1999

To the Board of Directors and Shareholders of Home Properties of New York, Inc.

In our opinion, the accompanying statement of revenues and certain expenses, as defined in Note 1, present fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of The Mid-Atlantic Portfolio for the year ended December 31, 1998 in conformity with generally accepted accounting principles. The statement of revenues and certain expenses is the responsibility of The Mid-Atlantic Portfolio's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the statement of revenues and certain expenses in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of The Mid-Atlantic Portfolio's revenues and expenses.




/S/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Rochester, New York

THE MID-ATLANTIC PORTFOLIO
STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)



                                      FOR THE
                                 PERIOD JANUARY 1,        FOR THE
                                    THROUGH             YEAR ENDED
                                  MARCH 31, 1999    DECEMBER 31, 1998
                                   (UNAUDITED)

Revenues:

  Rental income                       $  6,218             $24,014
  Other income                             129                 607
                                      --------             -------
                                         6,347              24,621
                                      --------             -------

Certain expenses:

  Property operating and maintenance     1,851               7,202
  Real estate taxes                        447               1,821
                                       -------              ------
                                         2,298               9,023
                                       -------              ------
Revenues in excess of certain expenses $ 4,049             $15,598
                                       =======              ======













    The accompanying note is an integral part of this financial statement.

THE MID-ATLANTIC PORTFOLIO
NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
DECEMBER 31, 1998



I.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BUSINESS
    The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of The Mid-Atlantic Portfolio, 12 residential properties owned and managed by common parties not related to Home Properties of New York, Inc. (the "Company").

    On July 15, 1999, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of The Mid-Atlantic Portfolio, 3,297 apartment units located in 12 communities. The properties are primarily located in suburban markets of Baltimore, MD and Wilmington, DE.

    The acquisition was funded through the assumption of mortgages on eight of the communities totalling approximately $86 million, approximately $43 million in cash and the issuance of Operating Partnership Units in Home Properties of New York, L.P. valued at approximately $29 million. The mortgages carry a weighted average interest rate of 8.17% and a weighted average maturity of 26 years.

    BASIS OF PRESENTATION
    The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of The Mid-Atlantic Portfolio for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of The Mid-Atlantic Portfolio. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of The Mid-Atlantic Portfolio. The Company is not aware of any material factors relating to The Mid-Atlantic Portfolio that would cause the reported financial information not to be necessarily indicative of future operating results.

    REVENUE RECOGNITION
    Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

    INTERIM UNAUDITED FINANCIAL STATEMENT
    The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through March 31, 1999 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1999
                           (Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Mid-Atlantic Portfolio on March 31, 1999.
This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Mid-Atlantic Portfolio and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Mid-Atlantic Portfolio have been made.

                                     Home
                                 Properties of
                                 New York,     Mid-Atlantic          Pro Forma       Company
                                 Inc. (A)       Portfolio (B)      Adjustm.(C)       Pro Forma
                                 ------------- --------------      -----------       ---------
ASSETS
Real Estate, net              $  885,073            $60,714        $  93,942(D)       $1,039,729
Cash and cash equivalents         27,341                             (27,341)                  0
Other assets                     102,943                               4,372(E)         107,315
                              ----------            -------         ---------          ---------
Total assets                  $1,015,357            $60,714        $  70,973          $1,147,044
                              ==========            =======         =========          =========
LIABILITIES
Mortgage notes payable          $419,185           $105,299         $(19,457)           $505,027
Line of credit                         -                              19,436              19,436
Other liabilities                 24,761                                                  24,761
                               ---------            -------         ---------          ---------
Total liabilities                443,946            105,299              (21)            549,224
                               ---------            -------         ---------          ---------
Minority interest                203,240                              29,209(F)          232,449
                               ---------            -------         --------           ---------
STOCKHOLDERS' EQUITY
Common Stock                         182                                                     182
Additional paid-in capital       413,524           (44,585)         44,585(G)            413,524
Distributions in excess of
  accumulated earnings          (29,492)                            (2,800)(H)           (32,292)
Unrealized loss on available-
 for-sale securities             (2,360)                                                  (2,360)
Treasury stock, at cost          (3,726)                                                  (3,726)
Officer and Director notes for
 stock purchases                 (9,957)                                                  (9,957)
                                --------            -------         -------             --------
Total stockholders' equity       368,171            (44,785)        41,785               365,371
                                --------            -------         -------             --------
Total liabilities and
 stockholders' equity         $1,015,357            $60,714        $70,973            $1,147,044
                               =========             ======         ======             =========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1999
          (Unaudited, In Thousands, Except Share and Per Share Data)


(A) Reflects the Company's historical consolidated balance sheet as of March 31, 1999 as reported on form 10-Q.

(B) Reflects the Mid-Atlantic Portfolio historical balance sheet as of March 31, 1999 for the assets acquired by the Company.

(C) The pro forma adjustments reflect the purchase of the Mid-Atlantic Portfolio for $154,656. The purchase price will be allocated $26,312 to land, $3,347 to appliances and equipment and $124,997 to building. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the proposed cash purchase price of $154,656 over the historical seller's cost basis of $60,714.

(E)  Reflects the other assets acquired consisting primarily of cash in escrows.

(F) Reflects the issuance of 1,168,356 shares of operating units at a price of $25.

(G)  Represents historical seller's capital account zeroed out.

(H) Management contracts were purchased from an unrelated third party management company for $2,800. The Company will self-manage the Mid-Atlantic Portfolio and has directly expensed the cost of those management contracts.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
          (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the three months ended March 31, 1999 and for the year ended December 31, 1998 is presented as if the acquisition of the Mid-Atlantic Portfolio had occurred on January 1, 1998. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of the Mid-Atlantic Portfolio and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of the Mid-Atlantic Portfolio have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                                     FOR THE THREE MONTHS ENDED MARCH 31, 1999

                                        --------------------------------------------------------------------------------

                                        Home Properties of New
                                        York, Inc.              Mid-Atlantic       Pro forma          Company
                                        Historical (A)          Portfolio (B)    Adjustments          Pro Forma
                                        ----------------------  -------------    -----------          ---------
REVENUES
  Rental Income                            $43,943               $6,218               $                 $50,161
  Property other income                      1,286                  129                                   1,415
  Other income                               2,537                                     (273) (C)          2,264
                                            ------                -----               ------             ------
Total revenues                              47,766                6,347                (273)             53,840
                                            ------                -----               ------             ------
Expenses:
Operating and maintenance                   20,999                2,298                                  23,297
General and administrative                   2,156                                      190(D)            2,346
Interest                                     7,716                                    2,050(E)            9,766
Depreciation & Amortization                  7,541                                      963(E)            8,504
                                            ------                -----               -----              ------
Total Expenses                              38,412                2,298               3,203              43,913
                                            ------                -----               -----              ------
Income before minority interest             $9,354               $4,049             ($3,476)              9,927
                                            ======                =====               =====               =====
Minority interest of Unit holders                                                                         3,805
                                                                                                          -----
Net income                                                                                               $6,122
                                                                                                          =====
Net income per share -  Basic                                                                             $0.34
                                                                                                          =====
                     -  Diluted                                                                           $0.34
                                                                                                          =====
Weighted average number of shares
outstanding:
                     -  Basic                                                                        17,871,753
                                                                                                     ==========
                     -  Diluted                                                                      17,960,058
                                                                                                     ==========

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
          (Unaudited, In Thousands, Except Share and Per Share Data)



                                        Home Properties of       Mid-Atlantic       Pro forma         Company
                                         New York, Inc. (A)      Portfolio (B)      Adjustment       Pro-Forma
                                         ------------------      -------------      ----------       ---------
Revenues:
Rental income                              $137,557                 $24,014                           $161,571
Property other income                         3,614                     607                              4,221
Other income                                  8,072                                  (1,094) (C)         6,978
                                            -------                  ------          ------            -------
Total  revenues                             149,243                  24,621          (1,094)           172,770
                                            -------                  ------          ------            -------
Expenses:
Operating and Maintenance                    63,136                   9,023                             72,159
General and administrative                    6,685                                     739 (D)          7,424
Interest                                     23,980                                   8,199 (E)         32,179
Deprciation & Amortization                   23,191                                   3,906 (F)         27,097
                                            -------                  ------          ------            -------
Total expenses                              116,992                   9,023          12,844            138,859
                                            -------                  ------          ------            -------
Net income before minority interest and
extraordinary item                          $32,251                 $15,598        ($13,938)            33,911
                                            =======                  ======          ======            =======
Minority interest of Unit holders                                                                       14,306
                                                                                                       -------
Income before extraordinary item                                                                        19,605

Extraordinary item                                                                                        (899)
                                                                                                       -------
Net Income                                                                                             $18,706
                                                                                                       =======
Basic earnings per share data:
   Income before extraordinary item                                                                      $1.41
   Extraordinary item                                                                                   ($0.06)
                                                                                                         -----
   Net Income                                                                                            $1.35
                                                                                                         =====
Diluted earnings per share data:
   Income before extraordinary item                                                                      $1.40
   Extraordinary item                                                                                   ($0.06)
                                                                                                         -----
   Net Income                                                                                            $1.34
                                                                                                         =====
Weighted Average Number of shares
  outstanding:
        - Basic                                                                                     13,898,221
                                                                                                    ==========
        - Diluted                                                                                   14,022,329
                                                                                                    ==========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           (Unaudited, In Thousands)

(A) Reflects the historical consolidated statement of operations for the Company for the three onths ended March 31, 1999 and the historical consolidated statement of operations for the Company for the year ended December 31, 1998.

(B) Reflects the historical revenues and certain expenses of the Mid-Atlantic Portfolio which was not owned by the Company for the three months ended March 31, 1999 and for the year ended December 31, 1998.

(C) The resulting reduction in interest income (from the decrease in cash used to finance the acquisition) is calculated at 4% and amounts to $273 and $1,094 for the three months ended March 31, 1999 and for the year ended December 31, 1998 respectively.

(D)  Reflects additional general and administrative expenses.

(E) Reflects the assumption of debt and line of credit borrowed to finance the acquisition. The interest rates range from 6.38% to 9.34% and amounts to $2,050 and $8,199 for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively.

(F) Reflects depreciation and amortization related to the acquisition. See Note C on page 11 for further information on useful lives of these assets.

(G) Management contracts amounting to $2,800 which were expensed at closing have not been included in these Pro Forma Consolidated Statement of Operations because they are material nonrecurring charges.
























                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       HOME PROPERTIES OF NEW YORK, INC.
                                 (Registrant)

                      Date:   July 30, 1999

                      By:  /S/  DAVID P. GARDNER
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer

                      Date:  July 30, 1999

                      By:  /S/ NORMAN LEENHOUTS
                           Norman Leenhouts
                           Chairman of the Board of Directors
                           Co-Chief Executive Officer and Director

                   HOME PROPERTIES OF NEW YORK, INC.

                             EXHIBIT INDEX




                                                      LOCATION
EXHIBIT 23.0

Consent of PricewaterhouseCoopers LLP                  Attached hereto



EXHIBIT 99

Form of Contribution Agreement with
schedule setting forth material details in which
document differs from form                             Attached hereto